Summary Prospectus Supplement dated June 25, 2019

This supplement supersedes and replaces the Summary Prospectus supplement dated June 21, 2019.

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco Global Small & Mid Cap Growth Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Shuxin Cao	Portfolio Manager (lead)	1999
Jason Holzer	Portfolio Manager (lead)	1999
Ryan Amerman	Portfolio Manager (lead)	2019
Borge Endresen	Portfolio Manager	2002”

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